UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2019

The Simply Good Foods Company

(Exact name of registrant as specified in its charter)

DELAWARE	001-38115	82-1038121
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1225 17th Street, Suite 1000

Denver, CO 80202

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 633-2840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMPL	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

On August 21, 2019, Atkins Nutritionals, Inc. (“Atkins”)  entered into a Stock and Unit Purchase Agreement (the “Purchase Agreement”) with Voyage Holdings, LLC, a Delaware limited liability company (“Voyage Holdings”), VMG Quest Blocker, Inc., a Delaware corporation (“VMG Blocker”, and together with Voyage Holdings, the “Target Companies”), VMG Voyage Holdings, LLC, a Delaware limited liability company, VMG Tax-Exempt II, L.P. a Delaware limited partnership (together with VMG Voyage Holdings, LLC, the “VMG Sellers”), The Michael K. Osborn and Kaplana P. Osborn Revocable Living Trust, The Ava M. Osborn 2018 Irrevocable Gift Trust, The Cole M. Osborn 2018 Irrevocable Gift Trust, Ronald Penna and Thomas Bilyeu, Voyage Employee Holdings, LLC, a Delaware limited liability company (collectively, the “Sellers”), and solely for the purposes of Section 8.10 therein, the Restricted Sellers (as defined in the Purchase Agreement). Atkins is a wholly-owned subsidiary of The Simply Good Foods Company (the “Company”).

Pursuant to the Purchase Agreement, the Company will acquire Quest Nutrition, LLC at the closing of the transactions contemplated thereby (the “Acquisition”), via Atkins’ acquisition of 100% of the equity interests of each of Voyage Holdings and VMG Blocker for a cash purchase price of $1,000,000,000 (subject to customary adjustments for the Target Companies’ levels of cash, indebtedness, net working capital and transaction expenses as of the closing). Quest Nutrition, LLC is wholly owned by Voyage Holdings.

Closing Conditions

The obligation of the parties to the Purchase Agreement to consummate the Acquisition is subject to the satisfaction or waiver of a number of conditions set forth in the Purchase Agreement, including (i) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any injunction or order that prevents or prohibits the consummation of the Acquisition, and (iii) certain other customary conditions. There is no financing condition.

Termination

The Purchase Agreement contains certain termination rights for both Atkins, Sellers’ Representative and VMG Sellers, including, among others, a mutual termination right if the transactions contemplated by the Purchase Agreement are not consummated by December 19, 2019.

Other Terms

The Purchase Agreement contains representations, warranties, covenants and indemnities of the parties customary for a transaction of this type, including, without limitation, covenants regarding the conduct of the business of the Target Companies prior to the closing.

The representations and warranties of Atkins, the Sellers and the Target Companies contained in the Purchase Agreement have been made solely for the benefit of Atkins, the Sellers and the Target Companies, as applicable. In addition, such representations and warranties (i) have been made only for purposes of the Purchase Agreement, (ii) have been qualified by confidential disclosures made between the parties in connection with the Purchase Agreement, (iii) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (v) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding Atkins, the Sellers, the Target Companies, the Company or their respective business.

Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Atkins, the Target Companies, or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company and Atkins that has been, is or will be contained in, or incorporated by reference into, the annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other documents that the Company files with the SEC.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

Incorporated into this Item 7.01 by reference is the August 2019 presentation regarding Quest Nutrition, LLC, available via the Company’s investor relations page at: http://www.thesimplygoodfoodscompany.com/events-and-presentations.  The foregoing is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01. Other Events

The Company intends to finance the Acquisition by using approximately $225 million of cash on its balance sheet as well as committed financing from Barclays, Credit Suisse and Goldman Sachs.

On August 21, 2019, the Company and Quest Nutrition, LLC issued a joint press release relating to the entry into the Purchase Agreement. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by or include words such as “will”, “expect”, “intends” or other similar words, phrases or expressions. These forward-looking statements include statements regarding the Acquisition, future plans for the Company, the estimated or anticipated future results (including those of Quest Nutrition, LLC) and benefits of the Company’s future plans and operations, future capital structure, future opportunities for the Company, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. These risks and uncertainties include, but are not limited to, one or more of the closing conditions to the Acquisition, including regulatory approvals, not being satisfied or waived; the Acquisition not being completed in the timeframe expected by the Company or at all; delays or failures relating to the financing of the Acquisition; unexpected costs, charges or expenses resulting from the proposed Acquisition; failure to realize the anticipated benefits of the proposed Acquisition; difficulties and delays in achieving the synergies and cost savings in connection with the Acquisition; changes in the business environment in which the Company operates including general financial, economic, capital market, regulatory and political conditions affecting the Company and the industry in which the Company operates; changes in consumer preferences and purchasing habits; the Company’s ability to maintain adequate product inventory levels to timely supply customer orders; the impact of the Tax Act on the Company’s business; changes in taxes, tariffs, duties, governmental laws and regulations; the availability of or competition for other brands, assets or other opportunities for investment by the Company or to expand the Company’s business; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of the Company’s or Quest Nutrition, LLC’s management team; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission from time to time. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date, and cautions investors not to place undue reliance on any such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date hereof.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1*

Stock and Unit Purchase Agreement, dated as of August 21, 2019, by and among Voyage Holdings, LLC, VMG Quest Blocker, Inc., VMG Voyage Holdings, LLC, VMG Tax-Exempt II, L.P., The Michael K. Osborn and Kaplana P. Osborn Revocable Living Trust, The Ava M. Osborn 2018 Irrevocable Gift Trust, The Cole M. Osborn 2018 Irrevocable Gift Trust, Ronald Penna and Thomas Bilyeu, Voyage Employee Holdings, LLC, Atkins Nutritionals, Inc. and solely for the purposes of Section 8.10 therein, the Restricted Sellers.

99.1	Press Release, dated August 21, 2019.

* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2019	The Simply Good Foods Company

	By:	/s/ Todd E. Cunfer
Todd E. Cunfer
Chief Financial Officer